Note 10 - Income Taxes - Deferred Tax Assets (Details) - USD ($)	Sep. 30, 2015	Sep. 30, 2014
Deferred tax assets (liabilities):
Net operating loss carryforwards	$ 11,210,000	$ 11,170,000
Federal AMT credit carryforward	211,000	216,000
Contingent consideration	205,000
Fixed assets	169,000	519,000
Stock based compensation	541,000	390,000
Other temporary differences	371,000	274,000
Intangibles	(1,045,000)	(644,000)
Total deferred tax assets	$ 11,662,000	$ 11,925,000